LOOMIS SAYLES FUNDS

Supplement dated December 29, 2011 to the Admin, Retail and Institutional Class Prospectuses and the Loomis Sayles High Income Opportunities Fund and the Loomis Sayles Securitized Asset Fund Summary Prospectuses and the Statements of Additional Information (“SAI”), each dated February 1, 2011, as may be revised or supplemented from time to time.

ALL FUNDS

Effective January 1, 2012, the name of the Distributor of the Funds (the “Distributor”) will change from Natixis Distributors, L.P. to NGAM Distribution, L.P., and all references to the Distributor will be replaced as such. Also, effective January 1, 2012, the name of Natixis Asset Management Advisors, L.P. will change to NGAM Advisors, L.P., and all references to Natixis Asset Management Advisors, L.P. will change as such. Additionally, effective January 1, 2012, Natixis Distribution Corporation will change its name to NGAM Distribution Corporation, and all references to Natixis Distribution Corporation will change as such. Also, effective January 1, 2012, all references to Natixis Global Associates will be deleted.